UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LENSAR, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
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Your Vote Counts!

LENSAR, INC.

2026 Annual Meeting

Vote by August 3, 2026

11:59 PM ET

LENSAR, INC.

2800 DISCOVERY DRIVE

SUITE 100

ORLANDO, FL 32826

T01128-P54663

You invested in LENSAR, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 4, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Date: August 4, 2026

Time: 11:00 A.M. ET

Meeting to be held virtually at:

www.virtualshareholdermeeting.com/LNSR2026

Vote Prior to the Meeting:

Online: ProxyVote.com

By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote.

Board Recommends

Voting Items

1. Election of Class III Directors

For

Nominees:

01) Thomas B. Ellis

02) Richard L. Lindstrom, MD

03) William J. Link, PhD

2. Ratification of the appointment of PricewaterhouseCoopers LLP as LENSAR, Inc.’s independent registered public accounting firm for 2026

For

3. Approval, on an advisory (non-binding) basis, of the compensation of LENSAR, Inc.’s named executive officers

For

4. Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) votes on the compensation of LENSAR, Inc.’s named executive officers

1

Year

NOTE: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

T01129-P54663